EXHIBIT 31.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Emil H. Soika, President and Chief Executive Officer of Criticare Systems, Inc., certify that:

1.   I have reviewed this report on Form 10-K of Criticare Systems, Inc.; and

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:  October 30, 2006

/s/ Emil H. Soika
Emil H. Soika
President and Chief Executive Officer